UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 9, 2026
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.
On June 9, 2026, Arch Capital Group Ltd. (the “Issuer”), completed the public offering of (i) $600,000,000 aggregate principal amount of 5.250% senior notes due 2036 (the “2036 Notes”) and (ii) $1,400,000,000 aggregate principal amount of 5.950% senior notes due 2056 (the “2056 Notes” and, together with the 2036 Notes, the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Issuer’s universal shelf registration statement on Form S-3 (File No. 333-275570), as supplemented by the prospectus supplement dated June 2, 2026, previously filed with the Securities and Exchange Commission under the Securities Act.
The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of May 4, 2004, by and between the Issuer and The Bank of New York Mellon (the “Trustee”), as successor trustee to JPMorgan Chase Bank, as supplemented by a Third Supplemental Indenture, dated as of June 9, 2026, by and between the Issuer and the Trustee (the “Third Supplemental Indenture”, together with the Base Indenture, the “Indenture”). The Notes (v) are senior unsecured obligations of the Issuer and rank equally with any of the other senior unsecured and unsubordinated indebtedness of the Issuer from time to time outstanding, (w) are senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the Notes, (x) are effectively subordinated to all secured indebtedness of the Issuer to the extent of the value of the assets securing such indebtedness, (y) are effectively subordinated to all existing and future obligations (including amounts owed to holders of reinsurance and insurance policies) of the Issuer’s subsidiaries and (z) are not guaranteed by any of the Issuer’s subsidiaries.
The Issuer will pay interest on the Notes semi-annually in arrears on June 15 and December 15 beginning on December 15, 2026, to holders of record on the preceding June 1 or December 1, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.
Unless previously redeemed, the 2036 Notes will mature on June 15, 2036 and the 2056 Notes will mature on June 15, 2056, in each case, subject to deferral if the Issuer is not, at the time of such maturity, in compliance with certain regulatory capital requirements of applicable insurance supervisory laws then in effect. Other than in the case of redemption as a result of certain tax events (which such redemption will be permitted at the Issuer’s option at any time during the life of the applicable series of Notes in whole and not in part at redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date), (x) the 2036 Notes may be redeemed at the Issuer’s option at any time and from time to time prior to March 15, 2036, in whole or in part, at a redemption price equal to the “make-whole” redemption price, plus accrued and unpaid interest thereon to, but excluding, the redemption date and (y) the 2056 Notes may be redeemed at the Issuer’s option at any time and from time to time prior to December 15, 2055, in whole or in part, at a redemption price equal to the “make-whole” redemption price, plus accrued and unpaid interest thereon to, but excluding, the redemption date. In addition, (x) the 2036 Notes may be redeemed at the Issuer’s option at any time and from time to time on or after March 15, 2036, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2036 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date and (y) the 2056 Notes may be redeemed at the Issuer’s option at any time and from time to time on or after December 15, 2055, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2056 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date. The Notes are subject to certain covenants, including limitations on the ability of the Issuer and certain designated subsidiaries, with exceptions, to incur liens on the stock of certain designated subsidiaries, or dispose of capital stock of certain designated subsidiaries.
The Indenture contains customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding may declare the principal of the Notes and such series and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Issuer, the principal amount of the Notes of such series, together with any accrued and unpaid interest through the occurrence of such event, shall be immediately due and payable.
Copies of the Base Indenture, the Third Supplemental Indenture, the form of the 2036 Note and the form of the 2056 Note are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 respectively, and are incorporated herein by reference. The description of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and the forms of each Note.
ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 8.01    Other Events.
In connection with the offering of the Notes, the Issuer is filing the legal opinions relating to the offering as Exhibit 5.1 and 5.2 to this report.
ITEM 9.01    Financial Statements and Exhibits.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
4.1
Indenture, dated as of May 4, 2004, by and between Arch Capital Group Ltd., and The Bank of New York Mellon, as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 99.2 to Form 8-K filed on May 7, 2004)

4.2	Third Supplemental Indenture, dated as of June 9, 2026, by and between Arch Capital Group Ltd. and The Bank of New York Mellon as trustee.
4.3	Form of 5.250% Senior Note due 2036 (included in Exhibit 4.2)
4.4	Form of 5.950% Senior Note due 2056 (included in Exhibit 4.2)
5.1	Opinion of White & Case LLP.
5.2	Opinion of Conyers Dill & Pearman.
23.1	Consent of White & Case LLP (included as part of Exhibit 5.1)
23.2	Consent of Conyers Dill & Pearman (included as part of Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: June 9, 2026	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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